                                                                    EXHIBIT 10.3

                             AMENDED AND RESTATED
                            STOCKHOLDERS AGREEMENT


     THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "Agreement") is entered into as of September 27, 1999 among Spinnaker Exploration Company (formerly Spinco Exploration Company), a Delaware corporation (the "Corporation"), and the Persons (as defined herein), other than the Corporation, listed on the signature pages attached hereto, and their permitted successors and assigns, and each owner of Common Stock or Preferred Stock, as defined herein, who may hereafter execute in accordance with this Agreement a separate agreement to be bound by the terms hereof. This Agreement shall be effective as provided in Section 5.13.

                             W I T N E S S E T H:

     WHEREAS, in connection with the conversion of the Corporation from a limited liability company into a corporation, the parties hereto entered into that certain Stockholders Agreement dated January 6, 1998 (the "Stockholders Agreement"); and

     WHEREAS, the parties hereto now desire, pursuant to Section 7.1 of the Stockholders Agreement, to amend and restate the Stockholders Agreement to (i) eliminate all provisions of the Stockholders Agreement, effective on the completion of the initial public offering of the Corporation, except those provisions relating to registration rights and miscellaneous matters and (ii) waive the piggyback registration rights in connection with the Corporation's initial public offering;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                              GENERAL PROVISIONS;
                        REPRESENTATIONS AND WARRANTIES

     1.1 CERTAIN TERMS. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

     "Affiliate" of a Person means, any Person Controlling, Controlled by, or Under Common Control with such Person.

     "Board" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday, or a holiday on which national banking associations in the State of Texas are authorized by Law to close.

     "Certificate of Designation" means the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock dated January 6, 1998.

     "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

     "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities (including Preferred Stock), or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

     "Contribution Agreement" means the Contribution Agreement by and among the Corporation, WPV, SEHI, Roger L. Jarvis, James M. Alexander, PGS, Spinnaker LLC and certain unit holders of Spinnaker LLC dated January 6, 1998 and providing for issuance of Common Stock and Preferred Stock.

     "Control," including the correlative terms "Controlling", "Controlled by" and "Under Common Control with" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purposes of the preceding sentence, control shall be deemed to exist when a Person possesses, directly or indirectly, through one or more intermediaries (i) in the case of a corporation, more than 50% of the outstanding voting securities thereof; (ii) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (iii) in the case of any other Person, more than 50% of the economic or beneficial interest therein.

     "Corporation" means Spinnaker Exploration Company (formerly Spinco Exploration Company), a Delaware corporation.

     "Director" means a member of the Board.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder.


     "Fully-Diluted Common Stock" means, at any time, the then outstanding Common Stock plus (without duplication) (i) all shares of Common Stock issuable upon the conversion of the then outstanding Preferred Stock, (ii) all shares of Common Stock issuable upon the conversion of the Preferred Stock that could be issued under the Contribution Agreement (assuming that the maximum number of shares of Preferred Stock subject to the Contribution Agreement are issued), (iii) all shares of Common Stock issuable upon exercise of options issued under the Stock Option Plan (whether vested or unvested) and (iv) all shares of Common Stock issuable to SEHI pursuant to Section 3(a) of the Contribution Agreement.

     "Group A Holders" means WPV and each transferee of Common Stock or Preferred Stock directly or indirectly (in a chain of title) from WPV; provided that, once a Person is designated a Group A Holder, such Group A Holder and each of its Affiliates shall, as long as it owns any Shares, at all times be a Group A Holder and shall not be a Group B Holder or Group C Holder even if such Group A Holder or its Affiliates acquire Shares from a Group B Holder or from a Group C Holder.

     "Group B Holders" means SEHI and each transferee of Common Stock or Preferred Stock directly or indirectly (in a chain of title) from SEHI; provided that, once a Person is designated a Group B Holder, such Group B Holder and each of its Affiliates shall, as long as it owns any Shares, at all times be a Group B Holder and shall not be a Group A Holder or Group C Holder even if such Group B Holder or its Affiliates acquire Shares from a Group A Holder or from a Group C Holder.

     "Group C Holders" means (a) the Management Group and each transferee of Common Stock or Preferred Stock directly or indirectly (in a chain of title) from the Management Group and (b) each Person that acquired Shares upon the exercise of options under the Stock Option Plan and each transferee of Common Stock or Preferred directly or indirectly (in a chain of title) from any such Person provided that, once a Person is designated a Group C Holder, such Group C Holder and each of its Affiliates shall, as long as it owns any Shares, at all times be a Group C Holder and shall not be a Group A Holder or Group B Holder even if such Group C Holder or its Affiliates acquire Shares from a Group A Holder or from a Group B Holder.

     "Initial Parties" means those parties, other than the Corporation, listed on the signature pages hereto.

     "Management Group" means Roger L. Jarvis and James Alexander and any other key employees of the Corporation approved as members of the Management Group by the Compensation Committee of the Board.

     "PGS" means Petroleum Geo Services ASA, a Norwegian joint stock company.

     "Party" means each Initial Party, but shall not mean (i) the Corporation or
(ii) any Person who executes this Agreement or a separate agreement to be bound by the terms hereof solely in his or her capacity as a spouse of a Party; provided, however, that if any Party ceases to own any Common Stock or Preferred Stock, then such Party shall cease to be a Party hereunder and shall not thereafter be subject to this Agreement even if such former Party thereafter acquires Common Stock or Preferred Stock.

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

     "Piggyback Registration" has the meaning set forth in Section 3(b) of Exhibit A.

     "Preferred Stock" means shares of the Series A Convertible Preferred Stock, par value $.01 per share, of the Corporation.

     "Qualified Public Offering" means the first closing of one or more underwritten public offerings pursuant to effective registration statements under the Securities Act, covering the offer and sale of common stock for the account of the Corporation to the public generally, for which the aggregate net proceeds to the Corporation are not less than Twenty Million Dollars ($20,000,000), and pursuant to which such shares of common stock are authorized and approved for listing on a national securities exchange or admitted to trading and quoted in the Nasdaq National Market or comparable system.

     "Required Holders" means (i) Group A Holders who collectively own at least a majority of the Fully-Diluted Common Stock then owned by all Group A Holders and (ii) Group B Holders who collectively own at least a majority of the Fully-Diluted Common Stock then owned by all Group B Holders.

     "SEC" means the Securities and Exchange Commission or any successor governmental agency.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "SEHI" means Seismic Energy Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of PGS.

     "Shares" means the Common Stock and Preferred Stock, collectively, and any "Share" shall refer to any one of the foregoing.

     "Spinnaker LLC" means Spinnaker Exploration Company, L.L.C., a Delaware limited liability company.

     "Stock Option Plan" means the Spinnaker Exploration Company Amended and Restated 1998 Stock Option Plan.

     "Stockholder" means each Party.

     "Subsidiary" means (i) any corporation or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the Board or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Corporation or any direct or indirect Subsidiary of the Corporation (ii) a partnership in which the Corporation or any direct or indirect Subsidiary is a general partner, and includes in any event, WPV Sub and Spinnaker LLC.

     "Transfer," including the correlative terms "Transferring" or "Transferred", means any direct or indirect, transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition (whether voluntary or involuntary or by operation of law), of Common Stock (or any interest (pecuniary or otherwise) therein or right thereto) or Preferred Stock, including without limitation derivative or similar transactions or arrangements whereby a portion or all of the economic interest in, or risk of loss or opportunity for gain with respect to, Common Stock or Preferred Stock is transferred or shifted to another Person; provided, however, that (i) an exchange, merger, recapitalization, consolidation or reorganization involving the Corporation in which securities of the Corporation or any other Person are issued in respect of shares of the common stock of the Corporation if all shares of Common Stock are treated identically in such transaction, (ii) a conversion of outstanding shares of Preferred Stock into shares of Common Stock, in accordance with the terms thereof and (iii) the exercise of options in accordance with the terms of the Corporation's Stock Option Plan, shall not be deemed a Transfer.

     "WPV" means Warburg, Pincus Ventures, L.P.

     "WPV Sub" means WP Spinnaker Holdings, Inc., a Delaware corporation.


                                  ARTICLE II

                            TRANSFER OF SECURITIES


     2.1 TRANSFERS SUBJECT TO COMPLAINCE WITH SECURITIES ACT. No Common Stock acquired on or prior to the date hereof may be Transferred by a Party (other than pursuant to an effective registration statement under the Securities Act) unless such Party first delivers to the Corporation an opinion of counsel, which opinion counsel shall be reasonably satisfactory to the Corporation, to the effect that such Transfer is not required to be registered under the Securities Act.


                                  ARTICLE III


                             REGISTRATION OF STOCK


     3.1 REGISTRATION RIGHTS. The Corporation hereby grants to each Party the applicable registration rights with respect to Common Stock set forth in Exhibit A hereto (and such Exhibit A is incorporated herein by reference); provided however, that certain Piggyback Registration rights are waived in accordance with Section 3.2 hereof in connection with the initial Qualified Public Offering of the Company.

     3.2 WAIVER OF PIGGYBACK REGISTRATION RIGHTS IN CONNECTION WITH IPO. The Piggyback Registration rights granted to each Stockholder pursuant to
Section 3 of the registration rights in Exhibit A are hereby waived in connection with the initial Qualified Public Offering of the Corporation, and no Stockholder shall have any such Piggyback Registration rights in connection with such initial Qualified Public Offering. Such Piggyback Registration rights shall apply to any subsequent Qualified Public Offering.


                                  ARTICLE IV

                                  TERMINATION


     4.1 TERMINATION. The provisions of this Agreement shall terminate in respect of all Parties upon (i) the written consent of the Required Holders or
(ii) upon the dissolution, liquidation, or winding-up of the Corporation.


                                   ARTICLE V

                                 MISCELLANEOUS


     5.1 AMENDMENT. This Agreement may only be altered, supplemented, amended or waived by the written consent of the Required Holders: provided, however, that in no event shall any amendment impose any additional material obligation on any Party without such Party's written consent; provided further, however,
(i) any Party may (without the consent of any other Person) waive, in writing, any obligation owed to it hereunder by any other Party or the Corporation, and
(ii) any Party may (without the consent of any other Person) waive, in writing, any right it has hereunder.

     5.2 SPECIFIC PERFORMANCE. The Parties and the Corporation recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Corporation may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

     5.3 ASSIGNMENT. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties and the Corporation. No such assignment shall relieve the assignor from any liability hereunder.
Any purported assignment made in violation of this Section 5.3 shall be void and of no force and effect.

     5.4 NOTICES. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Corporation or any Party may specify to the Corporation and all other Parties by Notice):

The Corporation:     Spinnaker Exploration Company
                     1200 Smith, Suite 800
                     Houston, Texas 77002
                     Attention: Roger L. Jarvis

                     with a copy to:

                     Vinson & Elkins, LLP
                     1001 Fannin, Suite 2300
                     Houston, Texas 77002-6760
                     Attention: Scott N. Wulfe

Each Party:          To such address or telecopy number of such Party as such
                     Party provides by notice to the Corporation and all other
                     Parties or, if such address is not so provided, to such Party's address as is reflected on the stock transfer records of the Corporation at such time.

All notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt therof is confirmed; (b) if given by overnight courier, on the Business Day immediately following the day on which such notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such notice is delivered at the address specified above. In order to effectuate the purposes of this Agreement, the Corporation agrees that (i) it will maintain a record of the names and addresses of the Parties and the number of shares of Common Stock and Preferred Stock owned by the Parties and by Group A Holders, Group B Holders and Group C Holders, (ii) at the request of any party, it will provide such Party with a copy of the record, (iii) it will promptly notify the Parties in the event the Corporation receives notice that any shares of Common Stock or Preferred Stock have been (or have purported to be) Transferred by or to any Party (including the name of the transferor and transferee or purported transferor or transferee and the number of shares transferred or purported to be transferred) and (iv) it will not register, in the name of any Person, any shares subject to this Agreement unless the transferor and transferee have complied with the terms of this Agreement.

     5.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto. This Agreement shall be effective as provided in Section 5.13 upon execution by the Required Holders even if all the Initial Parties have not executed counterparts.

     5.6 SECTION HEADING. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

     5.7 CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

     5.8 ENTIRE AGREEMENT. This Agreement, and the agreements referred to herein, contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

     5.9 CUMULATIVE RIGHTS. The rights of the Parties and the Corporation under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

     5.10 SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect an shall in no way be effected, impaired, or invalidated.

     5.11 BINDING EFFECT. Subject to the restrictions on Transfers set forth in this Agreement, this Agreement is binding on and inures to the benefit of the Parties and their respective heirs, legal representatives, successors, and assigns.

     5.12 FURTHER ASSURANCES. In connection with this Agreement and the transactions comtemplated hereby, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

     5.13 EFFECTIVENESS. This Agreement shall become effective upon the consummation of a Qualified Public Offering.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       SPINNAKER EXPLORATION COMPANY

                                           /s/  ROGER L. JARVIS
                                       By:________________________________
                                          Roger L. Jarvis
                                          President


                                       WARBURG, PINCUS VENTURES, L.P.

                                       By:  Warburg Pincus & Co., Inc., its
                                            general partner

                                          /s/  JEFFREY A. HARRIS
                                       By:________________________________
                                              Jeffrey A. Harris
                                              Managing Director



                                       SEISMIC ENERGY HOLDINGS, INC.

                                          /s/  SEAN M. GORE
                                       By:________________________________
                                              Sean M. Gore
                                       Title: VP, Finance


                                        /s/  ROGER L. JARVIS
                                       -----------------------------------
                                       Roger L. Jarvis


                                        /s/  JAMES M. ALEXANDER
                                       -----------------------------------
                                       James M. Alexander

                                   EXHIBIT A
                                       TO
                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT
                               (THE "AGREEMENT")
                         DATED AS OF SEPTEMBER 27, 1999
                                  BY AND AMONG
                          SPINNAKER EXPLORATION CORP.
                                      AND
                           THE OTHER PARTIES THERETO

                              REGISTRATION RIGHTS


          Except as otherwise set forth below, terms defined in the Agreement are used herein as therein defined.

1.   Definitions.

     "Demand Holder" means any Group A Demand Holder or Group B Demand Holder.

     "Demand Registration" has the meaning set forth in Section 2(a) below.

     "Demand Request" has the meaning set forth in Section 2(a) below.

     "Demand Shelf Registration" has the meaning set forth in Section 2(a) below.

     "Group A Demand Holder" means a Group A Holder or group of Group A Holders that own a majority of the Fully-Diluted Common Stock owned by all Group A Holders, based solely on Registrable Securities owned by all Group A Holders.

     "Group B Demand Holder" means a Group B Holder or group of Group B Holders that own a majority of the Fully-Diluted Common Stock owned by all Group B Holders, based solely on Registrable Securities owned by all Group B Holders.

     "Holder" means a Group A Holder, a Group B Holder or a Group C Holder who holds Registrable Securities; provided, however, that a Person shall cease to be a Holder if and when such Person owns Common Stock and Common Stock Equivalents representing less than one percent of the Fully-Diluted Common Stock and an opinion of counsel, reasonably satisfactory to the Corporation and such Person, shall have been delivered to the Corporation and such Person to the effect that such Person may dispose of all Registrable Securities then owned by such Person pursuant to Rule 144(k) (or any successor rule) under the Securities Act, and in such case the Registrable Securities owned by such Person shall cease to be Registrable Securities.

     "Indemnified Party" has the meaning set forth in Section 7(c) below.


                                   EXHIBIT A
                             REGISTRATION RIGHTS

     "Indemnifying Party" has the meaning set forth in Section 7(c) below.

     "Initial Public Offering" means a consummated public offering of Common Stock which is underwritten on a firm commitment basis by one or more Underwriters.

     "Inspectors" has the meaning set forth in Section 5(j) below.

     "Material Adverse Effect" has the meaning set forth in Section 2(d) below.

     "Records" has the meaning set forth in Section 5(j) below.

     "Registrable Securities" means all shares of Common Stock of the Corporation and any other securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and they have been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (c) (i) it has been otherwise transferred and (ii) it may be resold without subsequent registration under the Securities Act, or (d) it has ceased to be a Registrable Security in accordance with the proviso to the definition of Holder provided for herein.

     "Registration Expenses" has the meaning set forth in Section 6 below.

     "Requesting Holders" means the Group A Demand Holder or the Group B Demand Holder, as applicable.

     "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

     "Underwriter" means a securities dealers which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

2.   Demand Registration.

     a. Request for Registration.

          i. From and after the expiration of the lock-up period agreed to by the Corporation in connection with the consummation of an Initial Public Offering or the first date that the Common Stock shall be registered under the Exchange Act if there is no such lock-up period in connection with an Initial Public Offering, any Demand Holder may make a written request of the Corporation (a "Demand Request") for (A) registration under the Securities Act (a "Demand Registration") of the sale of all or part of its Registrable Securities; provided that the Registrable Securities proposed to be sold by the Requesting Holders must have an estimated aggregate gross


                                   EXHIBIT A
                             REGISTRATION RIGHTS
             offering price of at least $20,000,000 and (B) registration under the Securities Act covering the resale (including a distribution by WPV to its partners) of all or part of its Registrable Securities pursuant to a continuous or "shelf" registration statement (a "Demand Shelf Registration").

        ii. Each Demand Request shall specify the type and number of shares of Registrable Securities proposed to be sold. Subject to Section 4(c), the Corporation shall file the Demand Registration or Demand Shelf Registration, as requested, as soon as reasonably practicable but in any event within 60 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing. Subject to
             Section 2(b), if the Corporation has effected two Demand Registrations and one Demand Shelf Registration in response to the request of a Group A Demand Holder, then the Corporation shall not be obligated to respond to further Demand Registrations in respect of Group A Holders pursuant to this Section unless the Corporation is then eligible to register such sale on Form S-3 (or a successor form). Subject to Section 2(b), if the Corporation has effected two Demand Registrations and one Demand Shelf Registration in response to the request of a Group B Demand Holder, then the Corporation shall not be obligated to respond to further Demand Registrations in respect of Group B Holders pursuant to this Section unless the Corporation is then eligible to register such sale on Form S-3 (or a successor form). The Corporation shall not be obligated to effect more than one Demand Registration in any six month period.

     b. Effective Registration and Expenses. A registration will not count as a Demand Registration or a Demand Shelf Registration until it has become effective unless (i) prior to such effective time the Requesting Holders withdraw all their Registrable Securities for any reason other than (A) the inability or unreasonable delay of the Corporation in having such registration statement become effective or (B) the disclosure of material adverse information regarding the Corporation that was not known by such Requesting Holders at the time the request for such Demand Registration or Demand Shelf Registration was made and (ii) the Requesting Holders elect not to pay all the Corporation's out-of-pocket Registration Expenses in connection with such withdrawn registration. If, after such registration has become effective but prior to the sale of all Registrable Securities covered thereby, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will not count as a Demand Registration or Demand Shelf Registration. Notwithstanding the foregoing if Registrable Securities requested to be registered by a Group A Demand Holder or Group B Demand Holder, as the case may be, are excluded from such Demand Registration as a result of the application of
        Section 2(d) below, the Group A Holders or Group B Holders, as the



                                   EXHIBIT A
                             REGISTRATION RIGHTS
        case may be, shall have the right to one additiona Demand Registration with respect to their Registrable Securities.

     c. Selection of Underwriters. The offering of Registrable Securities pursuant to a Demand Registration may be in the form of a "firm commitment" underwritten offering. If the Requesting Holder so indicates, the Requesting Holder shall select the book-running managing Underwriter and such additional Underwriters to be used in connection with the offering; provided that such selections shall be subject to the consent of the Corporation, which consent shall not be unreasonably withheld.

     d. Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Corporation) other than Group A Holders or Group B Holders shall be included in a Demand Registration if the managing Underwriter or Underwriters shall advise the Requesting Holder that, in its or their judgment, the inclusion of such securities may adversely affect the price or success of the offering in any significant or material respect (a "Material Adverse Effect"). Furthermore, in the event the managing Underwriter or Underwriters shall advise the Requesting Holder that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Group A Holders and Group B Holders electing to participate is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of such Holders to be included in such Demand Registration shall be allocated pro rata among such Holders on the basis of the number of shares of Fully-Diluted Common Stock requested to be included in such registration by each such Requesting Holder; provided, however, if at the time of such allocation the market price of Common Stock is less than the then conversion price of the Preferred Stock, then for purposes of such allocation the conversion price of the Preferred Stock shall be assumed to be the then market price of the Common Stock.

3.   Piggy-Back Registration.

     a. Subject to the provisions of the Agreement, if the Corporation proposes to file a registration statement under the Securities Act, including a Demand Registration or a Demand Shelf Registration, with respect to an offering of any equity securities by the Corporation for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the SEC or any registration statement filed in connection with an exchange offer or offering of securities solely to the Corporation's existing security holders), then the Corporation shall give written notice of such proposed filing to the Holders of the Registrable Securities as soon as practicable (but in no event less than 10 days before the anticipated initial filing date of such registration statement), and such notice shall offer the Holders the opportunity to register such number of Registrable Securities as each Holder may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Corporation shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for



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        such offering; provided, however, that the Corporation may at any time withdraw or cease proceeding with such registration. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

     b. The Corporation shall use all commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 3(a) or pursuant to other piggyback registration rights granted by the Corporation not in contravention of Section 9 hereof and that are on a parity with the registration rights granted hereunder ("Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Corporation shall not be required to include any holder's Piggyback Securities in such offering unless such holder accepts the terms of the underwriting agreement between the Corporation and the managing Underwriter or Underwriters and otherwise complies with the provisions of Section 8 below. If such offering is a Demand Registration pursuant to Section 2(a), then the provisions of Section 2(d) shall apply with respect to any reduction in the amount of securities being registered. In all other offerings that are underwritten, if the managing Underwriter or Underwriters of such proposed underwritten offering advise the Corporation in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to cause a Material Adverse Effect, then in such event the securities to be included in such offering shall be allocated first to the Corporation, and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such Material Adverse Effect, pro rata among the holders of Piggyback Securities on the basis of the number of shares of Fully-Diluted Common Stock requested to be included in such registration by each such holder; provided, however, if at the time of such allocation the market price of Common Stock is less than the then conversion price of the Preferred Stock, then for purposes of such allocation the conversion price of the Preferred Stock shall be assumed to be the then market price of the Common Stock.

4.   Holdback Agreements.

     a. Restrictions on Public Sale by Holder of Registrable Securities. Each Holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180 day period beginning on the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the Corporation in the case of a non-underwritten public offering or if and to the extent requested by



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        the managing Underwriter or Underwriters in the case of an underwritten public offering.


     b. Restrictions on Public Sale by the Corporation and Others. The Corporation agrees (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during a period of up to 180 days if requested by the managing underwriters, beginning on the effective date of any registration statement which includes Registrable Securities (unless such sale or distribution is pursuant to such registration statement) and (ii) that any agreement entered into after the date of the Agreement pursuant to which the Corporation issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in (i) above, including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

     c. Deferral of Filing. The Corporation may defer the filing (but not the preparation) of a registration statement required by Section 2 until a date not later than 45 days after the Required Filing Date if (i) at the time the Corporation receives the Demand Request, the Corporation or its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Corporation determines in good faith that such disclosure would be materially detrimental to the Corporation and its stockholders, or (ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Corporation's equity securities for the Corporation's account and the Corporation had taken substantial steps (including, but not limited to, selecting the managing Underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 4(c) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Corporation's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 4(c), the Corporation shall promptly, upon determining to seek such deferral, notify each Requesting Holder that the Corporation is deferring such filing pursuant to this Section 4(c). Within twenty days after receiving such notice, the Requesting Holder may withdraw such request by giving notice to the Corporation; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Corporation


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        may defer the filing of a particular registration statement pursuant to this Section 4(c) no more than twice during any twelve month period.


5. Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Section 2 hereof, the Corporation will, at its expense, use all commercially reasonable efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Corporation will as expeditiously as practicable:

     a. prepare and file with the SEC a registration statement on any form for which the Corporation then qualifies or which counsel for the Corporation shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to all Selling Holders and to one counsel reasonably acceptable to the Corporation selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; provided that in connection with a Demand Registration or a Demand Shelf Registration, the Corporation shall not file any registration statement or prospectus, or any amendments or supplements thereto, if the Requesting Holder, its counsel, or the managing Underwriters shall reasonably object, in writing, on a timely basis.

     b. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 2 for a period (except as provided in the last paragraph of this Section 5) of not less than 270 consecutive days in the case of a Demand Registration, or three years or such shorter period of time that Holders must hold any Registrable Securities before they are eligible to dispose of them pursuant to the provisions of Rule 144(k) promulgated under the Securities Act in the case of a Demand Shelf Registration, or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

     c. furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (including access for review of all exhibits thereto), the prospectus included in such registration statement (including



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        each preliminary prospectus) and such other documents as such Selling
        Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

     d. notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act,
        (ii) of any request by the SEC or any other federal governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations or warranties of the Corporation or any Subsidiary contained in any agreement (including any underwriting agreement) contemplated by Section 5(i) below cease to be true and correct in any material respect, (v) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vii) of the Corporation's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

     e. use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

     f. cooperate with the Selling Holders and the managing Underwriter or Underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Corporation; and enable such Registrable Securities to be registered in such names as the managing Underwriter or Underwriters may request prior to any sale of Registrable Securities;



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

     g. use all commercially reasonable efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such United States jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     h. cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and in the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter":

     i. enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

     j. make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. As a condition to providing any such information, each Selling Holder of such Registrable Securities and each such Inspector shall agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Corporation or its Affiliates unless and until such information is made generally available to the public.

     k. use all commercially reasonable efforts to obtain a comfort letter or comfort letters from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the managing Underwriter or Underwriters reasonably requests;

     l. otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement,



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        which earnings statement shall satisfy the provisions of Section 11(a)
        of the Securities Act;

     m. use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Corporation are then quoted; and

     n. if any event contemplated by Section 5(d)(vi) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The Corporation may require each Selling Holder to promptly furnish in writing to the Corporation such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything herein to the contrary, the Corporation shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

     Each Selling Holder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(d)(vi) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section
     (n) hereof, and, if so directed by the Corporation, such Selling Holder will deliver to the Corporation all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Corporation shall give such notice, the Corporation shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(d)(vi) hereof to the date when the Corporation shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of
     Section 5(n) hereof.

6. Registration Expenses. Subject to the provisions in Section 2(b), the Corporation (i) shall pay all Registration Expenses (as defined below) with respect to the first two Demand Registrations for Group A Holders and will pay the Registration Expenses with respect to a third Demand Registration for the Group A Holders if such registration is made on


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

     Form S-3 (or any successor form) and (ii) shall pay all Registration Expenses with respect to the first two Demand Registrations for Group B Holders and will pay the Registration Expenses with respect to a third Demand Registration for the Group B Holders if such registration is made on Form S-3 (or any successor form). With respect to any Demand Shelf Registration and all Demand Registrations not subject to the immediately preceding sentence, the Holders participating on such registration shall pay the Registration Expenses, other than those expenses referred to in clause (d) of the definition of Registration Expenses, on a pro rata basis. The Corporation shall pay all Registration Expenses in connection with any Piggyback Registration. "Registration Expenses" shall mean: (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities on an exchange or the quotation of the Registrable Securities on an inter-dealer quotation system, (f) reasonable fees and disbursements of counsel for the Corporation and customary fees and expenses for independent certified public accountants retained by the Corporation (including the expenses of any comfort letters requested pursuant to Section 5(k) hereof), and (g) the reasonable fees and expenses of any special experts retained by the Corporation in connection with such registration. The Corporation shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (b) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any Underwriter.

7.   Indemnification; Contribution.

     a. Indemnification by the Corporation. The Corporation agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, general and limited partners, and employees of each Selling Holder and each such controlling person from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, labilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Corporation by such Selling Holder or on such Selling Holder's behalf expressly for use therein. The Corporation also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and


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

        each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 7(a).

     b. Indemnification by Holder of Registrable Securities. Each Selling Holder, severally and not jointly, agrees to indemnify and hold harmless the Corporation, and each Person, if any, who controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of the Corporation and each such controlling Person to the same extent as the foregoing indemnity from the Corporation to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 7(b) shall be limited to the aggregate cash and property received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

     c. Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Section 7(a) or 7(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification under Section 7(a) or 7(b) above (an "Indemnifying Party"), the Indemnified Party shall give prompt notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel). The Indemnifying Party shall not be liable for any settlement of any such action or



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

        proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action of proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

     d. Contribution. If the indemnification provided for in this Section 7 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between the Corporation on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Corporation and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first two sentences of this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in Sections 7(a) and (b) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.



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

8. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

9. Future Registration Rights. After the date of this Agreement, the Corporation will not grant to any Person (including the Holders of Registrable Securities) any registration rights ("new rights") with respect to any securities of the Corporation without the written consent of the Holders of a majority of the then outstanding Registrable Securities (calculated on a Fully-Diluted Common Stock basis) unless such new rights
     (i) are subordinate to and of a lesser priority than the registration rights granted by the Corporation under this Agreement and (ii) are not inconsistent with the terms of this Agreement. Additionally, unless otherwise consented to in writing by the Holders of a majority of the then outstanding Registrable Securities (calculated on a Fully-Diluted Common Stock basis), new rights may not be granted without expressly providing that, with respect to demand registration rights granted to such other Persons, the Holders of Registrable Securities have a piggyback right upon the exercise of such new rights and shall be included in any related registration statement on the same terms and conditions as the holders of the new rights, subject to possible reduction at the initiative of the managing underwriter or underwriters, on terms substantially equivalent to those set forth in the last sentence of Section 3(b).


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